Accounts Receivable, Net - Summary Of Accounts Receivable And The Related Expected Credit Loss Provision (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade receivable	¥ 79,781		¥ 23,327
Less: allowance for expected credit losses	(4,648)		(3,684)
Total accounts receivable, net	¥ 75,133	$ 10,744	¥ 19,643